Exhibit 10.1

FIRST AMENDMENT TO COOPERATION AGREEMENT

This First Amendment to the Cooperation Agreement (this “Amendment”), dated as of May 24, 2023, is by and among American Outdoor Brands, Inc., a Delaware corporation (the “Company”) and the entities and individuals set forth on the signatures pages hereto (collectively with each of their respective affiliates, the “Investor Group”). The Cooperation Agreement, dated as of August 7, 2022, was entered into by and among the Company and the Investor Group (the “Cooperation Agreement”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Cooperation Agreement.

Pursuant to Section 17 of the Cooperation Agreement, the Cooperation Agreement may be amended, modified or waived only by an agreement in writing executed by the Company and the Investor Group.

In consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor Group and the Company, intending to be legally bound hereby, agree as follows:

1. Amendment of Section 11(a) of the Cooperation Agreement. Section 11(a) of the Cooperation Agreement is amended and replaced in its entirety by the following language and all references to the defined term “Termination Date” in the Cooperation Agreement shall take account of such amendment:

(a) This Agreement shall terminate on the date that is the earliest of (i) 30 days prior to the Notice Deadline for the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), (ii) the date that Mr. Favreau ceases to serve as a director for any reason, and (iii) the first anniversary of the date of this Amendment (the date of termination, the “Termination Date”);

2. Amendment of Section 1(a) of the Cooperation Agreement. Section 1(a) of the Cooperation Agreement is amended and replaced in its entirety by the following language.

(a) The Company agrees that, following the execution and delivery of this Agreement, the Board and all applicable committees of the Board will take all necessary action to nominate Bradley T. Favreau (the “Investor Group Designee”) as a Class III director for re-election to the Board at the 2023 Annual Meeting to serve until the election and qualification of his successor at the 2024 Annual Meeting, subject to his earlier death, resignation, disqualification or removal. The Company agrees that the Investor Group Designee shall be given the same due consideration for membership to each committee of the Board as any other independent director, and in any event, the Company agrees that the Investor Group Designee will continue to serve on the Compensation Committee of the Board.

3. No Other Modifications. Except as provided in Section 1 and 2 of this Amendment, no other modification of the Cooperation Agreement is intended to be effected by this Amendment and the Cooperation Agreement, as amended by this Amendment, shall remain in full force and effect.

4. Voidness of this Amendment. This Amendment shall be void and of no effect if the Investor Group Designee is not elected to the Board at the 2023 Annual Meeting.

5. Representations and Warranties of the Company. The Company hereby represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Amendment and to consummate the transactions contemplated hereby, and that this Amendment has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms. The Company represents and warrants that the execution of this Amendment, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of the Company as currently in effect, and that the execution, delivery and performance of this Amendment by the Company does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment,

ACTIVE/123368978.4

acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

6. Representations and Warranties of the Investor Group. Each member of the Investor Group represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Amendment and to consummate the transactions contemplated hereby, and that this Amendment has been duly and validly executed and delivered by it, constitutes a valid and binding obligation and agreement of it and is enforceable against it in accordance with its terms. Each member of the Investor Group represents and warrants that the execution of this Amendment, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of any organizational documents of it as currently in effect, and that the execution, delivery and performance of this Amendment by it does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound.

7. Governing Law. This Amendment, and any disputes arising out of or related to this Amendment (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles. The parties agree that exclusive jurisdiction and venue for any Legal Proceeding arising out of or related to this Amendment shall exclusively lie in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each party waives any objection it may now or hereafter have to the laying of venue of any such Legal Proceeding in any such court, and irrevocably submits to personal jurisdiction in any such court in any such Legal Proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in any inconvenient forum. Each party irrevocably consents to accept service of process in any such Legal Proceeding by first class certified or registered mail, postage prepaid, return receipt requested, addressed to it at the address set forth in Section 13 of the Cooperation Agreement. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT. Each of the parties irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment.

8. Counterparts. This Amendment may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf’) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

9. No Third-Party Beneficiaries. This Amendment is solely for the benefit of the Company and the Investor Group and is not enforceable by any other persons.

10. Entire Understanding; Amendment. This Amendment, the Cooperation Agreement and the Confidentiality Agreement contain the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, memoranda, arrangements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter of this Amendment. Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by each party.

[Signature page follows]

ACTIVE/123368978.4

IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

THE COMPANY:

AMERICAN OUTDOOR BRANDS, INC.

By:	/s/ Brian D. Murphy
Brian D. Murphy
President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT TO COOPERATION AGREEMENT

ACTIVE/123368978.4

ENGINE GROUP

ENGINE CAPITAL, L.P.

By: Engine Investments, LLC, General Partner

By:	/s/ Arnaud Ajdler
Arnaud Ajdler
Managing Member

ENGINE JET CAPITAL, L.P.

By: Engine Investments, LLC, General Partner

By:	/s/ Arnaud Ajdler
Arnaud Ajdler
Managing Member

ENGINE CAPITAL MANAGEMENT, L.P.

By: Engine Investments, LLC, General Partner

By:	/s/ Arnaud Ajdler
Arnaud Ajdler
Managing Member

ENGINE CAPITAL MANAGEMENT GP, LLC

By:	/s/ Arnaud Ajdler
Arnaud Ajdler
Managing Member

ENGINE INVESTMENTS, LLC

By:	/s/ Arnaud Ajdler
Arnaud Ajdler
Managing Member

/s/ Arnaud Ajdler
ARNAUD AJDLER

/s/ Bradley T. Favreau
BRADLEY T. FAVREAU

SIGNATURE PAGE TO AMENDMENT TO COOPERATION AGREEMENT

ACTIVE/123368978.4